BLDRS INDEX FUNDS TRUST

SUPPLEMENT DATED MARCH 21, 2007 TO THE PROSPECTUS DATED JANUARY 31, 2007
OF:

BLDRS ASIA 50 ADR INDEX FUND
BLDRS DEVELOPED MARKETS 100 ADR INDEX FUND
BLDRS EMERGING MARKETS 50 ADR INDEX FUND
BLDRS EUROPE 100 ADR INDEX FUND
(each a “Fund” and, together, the “Funds”)

Effective March 21, 2007, sponsorship of the BLDRS Index Funds Trust (the “Trust”) and the Funds was transferred to PowerShares Capital Management, LLC pursuant to a transaction agreement between PowerShares Capital Management, LLC and The Nasdaq Stock Market, Inc., the parent of the current sponsor, Nasdaq Global Funds, Inc. The transfer of sponsorship is not expected to affect the daily operations of the Trust or the Funds. In connection with such transfer, all references to Nasdaq Global Funds, Inc. are replaced with references to PowerShares Capital Management, LLC, 301 West Roosevelt Road, Wheaton, Illinois 60187.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.